                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                September 24, 2001
                                                  -----------------------------------------------

                                    ILLUMINET HOLDINGS, INC.
-------------------------------------------------------------------------------------------------
                     (Exact name of registrant as specified in its charter)

                DELAWARE                         0-27555                    36-4042177
----------------------------------------- ----------------------- -------------------------------
      (State or other jurisdiction             (Commission                (IRS Employer
           of incorporation)                   File Number)            Identification No.)

4501 Intelco Loop, S.E., Lacey, Washington                                   98503
-------------------------------------------------------------------------------------------------
            (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code                  (360) 493-6000
                                                       ------------------------------------------

                                         Not applicable
-------------------------------------------------------------------------------------------------
                 (Former name or former address, if changed since last report)

Item 5.  Other Events.

        On September 24, 2001,  the Company  announced  that it would be acquired by VeriSign,
Inc.,  the  leading  provider  of  digital  trust  services.  A  copy  of  the  press  release announcing  this  event is  attached  as  Exhibit  99.1  hereto  and  incorporated  herein  by reference.

Item 7.    Financial Statements and Exhibits.

        (c)    EXHIBITS.  The following exhibits are filed herewith:

99.1    Press Release dated September 24, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  September 24, 2001      ILLUMINET HOLDINGS, INC.

                                       By:  /s/ Daniel E. Weiss
                                           ---------------------------------------
                                          Daniel E. Weiss, Vice President--
                                          Finance and Chief Financial Officer